Exhibit 99.2

 Financial ResultsFourth Quarter and Full Year 2024January 23, 2025

 Forward Looking Statements  This presentation contains “forward-looking statements” concerning the Corporation’s future economic, operational and financial performance. The words or phrases “expect,” “anticipate,” “intend,” “should,” “would,” “will,” “plans,” “forecast,” “believe” and similar expressions are meant to identify “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created by such sections. The Corporation cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date hereof, and advises readers that any such forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, estimates and assumptions by us that are difficult to predict. Various factors, some of which are beyond our control, including, but not limited to, the uncertainties more fully discussed in Part I, Item 1A, “Risk Factors” of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2023, as updated in the Corporation’s subsequent Quarterly Reports on Form 10-Q, and the following, could cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements: the effect of the current global interest rate environment (including the potential for ongoing reductions in interest rates) and inflation levels on the level, composition and performance of the Corporation’s assets and liabilities, and corresponding effects on the Corporation’s net interest income, net interest margin, loan originations, deposit attrition, overall results of operations, and liquidity position; the effects of changes in the interest rate environment, including any adverse change in the Corporation’s ability to attract and retain clients and gain acceptance from current and prospective customers for new products and services, including those related to the offering of digital banking and financial services; volatility in the financial services industry, which could result in, among other things, bank deposit runoffs, liquidity constraints, and increased regulatory requirements and costs; uncertainty as to the ability of FirstBank to retain its core deposits and generate sufficient cash flow through its wholesale funding sources, which may require us to sell investment securities at a loss; adverse changes in general political and economic conditions in Puerto Rico, the U.S., and the U.S. and British Virgin Islands, including in the interest rate environment, unemployment rates, market liquidity, housing absorption rates, real estate markets and U.S. capital markets; general competitive factors and other market risks as well as the implementation of existent or planned strategic growth opportunities, including risks, uncertainties, and other factors or events related to any business acquisitions, dispositions, strategic partnerships, strategic operational investments including system conversions, and any anticipated efficiencies or other expected results related thereto; uncertainty as to the implementation of the debt restructuring plan of Puerto Rico and the Fiscal Plan for Puerto Rico as certified on June 5, 2024 by the Financial Oversight and Management Board for Puerto Rico, or any revisions to it, on our clients and loan portfolios, and any potential impact from future economic or political developments and tax regulations in Puerto Rico; the impact of government financial assistance for hurricane recovery and other disaster relief on economic activity in Puerto Rico; the timing of sales of properties from our other real estate owned (“OREO”) portfolio; the impacts of applicable legislative, tax or regulatory changes on the Corporation’s financial condition or performance; and the effect of continued changes in the fiscal and monetary policies and regulations of the U.S. federal government (including as a result of the new presidential administration), the Puerto Rico government and other governments. The Corporation does not undertake and specifically disclaims any obligation to update any “forward-looking statements” to reflect occurrences or unanticipated events or circumstances after the date of such statements, except as required by the federal securities laws.  Non-GAAP Financial Measures  In addition to the Corporation’s financial information presented in accordance with GAAP, management uses certain “non-GAAP” financial measures” within the meaning of Regulation G promulgated by the SEC, to clarify and enhance understanding of past performance and prospects for the future. Please refer to pages 16-18 for a reconciliation of GAAP to non-GAAP measures and calculations.

 Agenda  4Q 2024 Quarter Highlights  Aurelio Alemán, President and Chief Executive Officer  4Q 2024 Results of Operations  Orlando Berges, Executive Vice President and Chief Financial Officer  Questions and Answers

 Fourth Quarter 2024  Financial Performance Highlights  Balance Sheet  Strong loan origination activity, other than credit card utilization, of $1.5 billion   Total loans grew by 9.7% linked-quarter annualized (“LQA”) to $12.8 billion driven by growth across all loan portfolios and regions  Total deposits, other than brokered deposits, grew by $565.8 million to $16.4 billion; brokered deposits decreased by $41.9 million  Core deposits, other than brokered and fully collateralized government deposits, grew by $197.9 million reaching $12.9 billion  Non-performing assets ("NPA”) decreased by $0.8 million to $118.3 million; NPAs represent 0.61% of total assets  Allowance for credit losses (“ACL”) coverage ratio on loans and leases decreased by 7 basis points to 1.91%  Asset Quality  Total available liquidity sources of approximately $5.9 billion or 1.2x of uninsured deposits  Returned over 100% of quarterly earnings through capital deployment actions while maintaining a strong capital position with a Common Equity Tier-1 ratio of 16.3%   On a non-GAAP basis, tangible book value per share and tangible common equity ratio were $9.91 and 8.4%, respectively   Liquidity and Capital  Profitability  Net income of $75.7 million ($0.46 per diluted share), compared to $73.7 million ($0.45 per diluted share) in 3Q 2024  Solid return on average assets (“ROAA”) of 1.56%, compared to 1.55% in 3Q 2024; margin up 8 bps to 4.33%  On a non-GAAP basis, adjusted pre-tax, pre-provision income grew by $5.3 million or 4.7% sequentially to $116.9 million  Sustained expense management discipline resulting in efficiency ratio of 51.6% compared to 52.4% in 3Q 2024

 Full Year 2024 – Delivering Strong Financial Results and Organic Growth  ROAA: 1.58%   Adj. ROACE(1): 13.8%  1  CET1 Ratio:16.3%  ACL Coverage: 1.9%  2  16% Growth in  Tangible Book Value  3  2024 Franchise Highlights  Grew loans by $569 million or 4.7% and core deposits by $267 million or 2.1%, while safeguarding asset quality and sustaining strong profitability profile  Delivered over 100% of annual earnings in the form of capital deployment actions for the fourth consecutive year  Advanced the evolution of IT infrastructure and digital capabilities to simplify operations and support further business growth (i.e., nCino/Salesforce partnership, cloud migration, etc.)  Promoted digital adoption with retail digital banking active users up 3.8% vs. prior year  Made progress on commitment to the communities we serve by the successful launch of the “Rescue Our Coasts” environmental initiative  Facilitated the development of affordable housing projects and supported multiple reconstruction efforts to modernize critical infrastructure in main market  PR Economic Activity Index (EAI)(2)  1Q20  2Q20  4Q21  4Q22  4Q23  1Q24  2Q24  3Q24  YoY Change  PR Payroll Employment (Thousands)  1Q20  2Q20  4Q21  4Q22  4Q23  1Q24  2Q24  3Q24  4Q24  Unemployment Rate (SA)  2022  2023  2024  $3,191  $4,095  $4,525  $3,164(70%)  $1,126(25%)  $234(5%)  FEMA  HUD (CDBG)  Other  PR Disaster Relief Funds Disbursed Per Year(3)  2025 Outlook  and Priorities  Positive economic backdrop on the back of an improving labor market and reconstruction efforts  Remain focused on delivering mid-single digit organic loan growth, sustaining a 52% efficiency ratio, and returning close to 100% of earnings back to shareholders  Grow core deposit market share by expanding presence in main market and proactively manage credit quality, particularly in the consumer lending business  (1) Non-GAAP financial measure. Please refer to the calculation and management’s reason for using this measure on slide 18 titled “Fourth Quarter 2024 - Use of Non-GAAP Financial Measures.”  (2) Puerto Rico Economic Development Bank (EDB). (3) www.recovery.pr.gov and Recovery Support Function Leadership Group (RSFLG) - https://recovery.fema.gov/rsflg-monthly-data. | YTD disbursements through November of each year  Nov. YTD Disbursements ($ millions)  2024 Highlights and Strategic Priorities for 2025  Positive Economic Backdrop

 Results of Operations

 Fourth Quarter 2024  Discussion of Results  4Q24 Adjusted Tangible Common Equity Ratio  4Q24 Adjusted Tangible Book Value per Share  4Q24 Adjusted ROACE  4Q24 TCE Ratio  AOCL Impact  Adj. TCE Ratio  4Q24 TBVPS  AOCL Impact  Adj. TBVPS  4Q24 ROACE  AOCL Impact  Adj. ROACE  (1) Non-GAAP financial measures. Please refer to the calculation and management’s reason for using these measures on slides 17 and 18 titled “Fourth Quarter 2024 - Use of Non-GAAP Financial Measures.”  Income Statement and Selected Financial Data  Non-GAAP Reconciliation – Selected Data(1)

 Fourth Quarter 2024  Profitability Dynamics  Net Interest Income ($MM)  4.14%  4Q23  4.16%  1Q24  4.22%  2Q24  4.25%  3Q24  4.33%  3Q24  Net Interest Income ($)  Net Interest Margin (GAAP %)  Net interest income amounted to $209.3 million, an increase of $7.2 million vs. the prior quarter, mainly reflecting:   A $5.0 million increase in interest income due to higher average cash and loan balances coupled with higher interest income from debt securities at improved yields  A $2.2 million decrease in interest expense related to lower balances of junior subordinated debentures and brokered CDs, and lower rates paid on new issuances and renewals of time deposits, partially offset by an increase in interest expense due to higher average interest-bearing non-maturity deposit balances  Net interest margin increased during the quarter by 8 bps to 4.33%, mostly reflecting a change in asset mix resulting from the deployment of cash flows from lower yielding securities to fund loan growth and purchases of higher yielding securities, while simultaneously repaying higher rate brokered CDs and redeeming the junior subordinated debentures  Key Highlights  Evolution of Loan Yields and Cost of Funds(1)  (1) Cost of funds include cost of all interest-bearing deposits, non-interest-bearing deposits, and wholesale funding  4Q23  1Q24  2Q24  3Q24  4Q24  6.13%  6.11%  6.15%  6.14%  6.10%  Loan Yields  Cost of Funds

 Fourth Quarter 2024  Profitability Dynamics  Non-Interest Expenses ($MM)  Non-Interest Income ($MM)  -20  0  80  100  120  140  -$0.1  $71.1  4Q23  -$0.1  $61.5  1Q24  3Q24  $64.5  $122.9  -$0.7  $124.5  4Q24  2Q24  $65.0  $126.6  $63.7  -$0.1  $120.9  -$2.5  $118.7  Credit Related  Payroll Related  Other Operating Expenses  $2.1  4Q23  1Q24  2Q24  3Q24  4Q24  $33.6  $34.0  $32.0  $32.5  $32.2  Other  Mortgage Banking  Service Charges on Deposits  Non-interest expenses of $124.5 million, up $1.6 million vs. prior quarter mainly due to:  A $1.2 million increase in business promotion expenses due to seasonal events and campaign efforts, a $0.6 million increase in payroll expenses, a $0.3 million increase mainly related to a branch closure in Puerto Rico, and a $0.3 million decrease in OREO gains due to write-down lower of commercial property and lower rental income  Partially offset by a $0.7 million decrease in professional fees due to less IT-related consulting fees and a $0.4 million decrease in other expenses   Efficiency ratio was 51.6% compared to 52.4% in the prior quarter   Key Highlights  Key Highlights  Non-interest income of $32.2 million, compared to $32.5 million in prior quarter; the $0.3 million decrease includes:  A $0.7 million decrease in insurance income related to less production of insurance policies during the quarter  Partially offset by a $0.4 increase in card and processing income due to credit card incentives recognized during the quarter

 Fourth Quarter 2024  Asset Quality  Non-Performing Assets ($MM)  Reduction in NPAs was primarily driven by a $1.8 million decrease in nonaccrual commercial and construction loans due to repayments and charge-offs   Inflows to nonaccrual loans held for investment were $37.1 million, a decrease of $1.6 million when compared to the prior quarter, related to decreases in loan inflows of approximately $2.0 million in consumer and residential loans, partially offset by a $0.4 million increase in inflows of commercial and construction loans  Loans in early delinquency (i.e., 30-89 days past due accruing loans) amounted to $153.0 million, an increase of $9.6 million vs. 3Q 2024, mostly related to a $14.1 million increase in consumer loans, mainly in the auto loans and finance leases portfolio, partially offset by a decrease of $5.4 million in commercial loans  Total non-performing assets decreased by $0.8 million to $118.3 million or 0.61% of total assets  0.67%  4Q23  0.69%  1Q24  0.67%  2Q24  $89  0.63%  3Q24  $126  $130  $127  $119  4Q24  $118  $87  0.61%  Repossessed Assets and Other  Loans HFI  NPAs/Assets  $2  4Q23  $1  1Q24  $5  2Q24  $4  3Q24  $126  $130  $127  $119  4Q24  $118  $1  Repossessed Assets and Other  Consumer  Residential  Construction  Commercial

 Fourth Quarter 2024  ACL and Capital  Total stockholders’ equity amounted to $1.7 billion, a decrease of $31.6 million vs. the prior quarter, driven by an $82.3 million decrease in the fair value of available-for-sale debt securities due to changes in market rates recognized as part of accumulated other comprehensive loss and the $26.3 million in cash dividends declared during the quarter  Partially offset by earnings generated during the quarter  All regulatory ratios remain significantly above “well-capitalized” levels  Evolution of ACL ($MM) and   ACL on Loans to Total Loans (%)  Capital Ratios (%)  The allowance for credit losses (ACL) on loans and leases was $243.9 million, down $3.1 million when compared to the prior quarter; the ratio of the ACL on loans and finance leases to total loans held for investment decreased to 1.91%  Reduction driven by decrease of $4.1 million in the commercial ACL mainly due to improved macroeconomic variables and improved financial condition of certain borrowers, partially offset by loan growth and a $1.0 million increase in the consumer ACL due to loan growth and higher charge-offs/delinquency levels  Net charge offs of $24.6 million (0.78% of average loans), flat vs. 3Q mostly related to increase in consumer charge-offs offset by decrease in commercial charge-offs  Key Highlights  Key Highlights  $0.0  $0.0  1.72%  2019  $8.0  2.61%  Day-1 CECL  $4.6  $2.7  2.15%  4Q23  $3.5  $1.6  1.98%  3Q24  $3.1  $1.3  1.91%  4Q24  $155.0  $248.0  $269.2  $252.1  $248.4  Off-BS Credit Exposure  Debt Securities  Loans  ACL on Loans/Loans  16.1  4Q23  15.9  1Q24  15.8  3Q24  4Q24  2Q24  16.2  Total Risk-Based Capital  Tier-1 Capital  Tier-1 Common  Leverage  Tangible Common

 4Q 2024 Financial Results  Appendix and Non-GAAP Financial Measures

 Fourth Quarter 2024  Appendix – Balance Sheet Highlights  Loan Portfolio - $MM  Loan Originations - $MM(1)  Total Deposits (excluding Brokered CDs) - $MM  Composition of Deposit Portfolio vs.   Available Liquidity - $MM(2)  $7  $215  4Q23  $12  $237  1Q24  $10  $186  2Q24  $13  $207  3Q24  $15  $228  4Q24  Loans HFS  Commercial  Consumer  Construction  Residential  $12,193  $12,324  $12,396  $12,459  $12,762  $102  $26  4Q23  $47  1Q24  $122  $48  2Q24  $117  $45  3Q24  $134  $60  4Q24  Consumer  Credit Cards  Residential  Construction  Commercial  $1,427  $1,201  $1,260  $1,303  $1,655  4Q23  1Q24  2Q24  3Q24  4Q24  Public Funds  CDs & IRAs  Commercial  Retail  $15,773  $15,820  $15,904  $15,827  $16,393  Loan Originations include refinancing and renewals, as well as credit card utilization activity  Uninsured deposits exclude public funds which are fully collateralized   $5,548(34%)  $10,846(66%)  2Q24  NIB  IB  $16,393  $8,055(49%)  $4,813(29%)  $3,525(22%)  Insured  Uninsured  Public Funds  Uninsured Deposits  Available Liquidity  $5,976  Cash & Equivalents  Free Liquid Securities  FHLB Availability  Fed Line  Commercial Loan Portfolio Distribution - $MM  $2,566(43%)  $3,366(57%)  4Q24  CRE  C&I  $5,932  $3,366(57%)  $441(7%)  $56(1%)  $2,069(35%)  C&I  Office CRE (PR)  Office CRE (US)  Other CRE  CRE Maturities < 12 Months ($MM)  Retail  Office  Hotel  Industrial  Other  Multifamily  $243  $138  6.5%  6.5%  7.4%  5.4%  5.8%  7.0%  Weighted Avg. Rate

 Fourth Quarter 2024  Appendix - Puerto Rico Government Exposure  Government Loans  Key Highlights  Government Deposits  Key Highlights  As of 4Q 2024, the Corporation had $288.6 million of direct exposure and $59.2 million of indirect exposure to the Puerto Rico government, its municipalities and public corporations   86% of direct government exposure is to municipalities in Puerto Rico, which are supported by assigned property tax revenues or by one or more specific sources of municipal revenues  As of 4Q 2024, the Corporation had $3.1 billion of public sector deposits in Puerto Rico, compared to $2.7 billion in 3Q 2024  Approximately 17% were from municipalities and municipal agencies in Puerto Rico and 83% were from public corporations, the Puerto Rico central government and agencies, and U.S. federal government agencies in Puerto Rico

 Fourth Quarter 2024  Appendix - NPL Migration

 Fourth Quarter 2024  Appendix - Use of Non-GAAP Financial Measures  Basis of Presentation:  Use of Non-GAAP Financial Measures   This presentation contains non-GAAP financial measures. Non-GAAP financial measures are used when management believes that the presentation of these non-GAAP financial measures enhances the ability of analysts and investors to analyze trends in the Corporation’s business and understand the performance of the Corporation. Where non-GAAP financial measures are used, the most comparable GAAP financial measure, as well as the reconciliation of the non-GAAP financial measure to the most comparable GAAP financial measure, can be found in the text or in the attached tables to this earnings presentation. Any analysis of these non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP.   Tangible Common Equity Ratio and Tangible Book Value per Common Share   The tangible common equity ratio and tangible book value per common share are non-GAAP financial measures that management believes are generally used by the financial community to evaluate capital adequacy. Tangible common equity is total common equity less goodwill and other intangibles. Tangible assets are total assets less goodwill and other intangibles. Management and many stock analysts use the tangible common equity ratio and tangible book value per common share in conjunction with more traditional bank capital ratios to compare the capital adequacy of banking organizations with significant amounts of goodwill or other intangible assets, typically stemming from the use of the purchase method of accounting for mergers and acquisitions. Accordingly, the Corporation believes that disclosure of these financial measures may be useful to investors. Neither tangible common equity nor tangible assets, or the related measures, should be considered in isolation or as a substitute for stockholders’ equity, total assets, or any other measure calculated in accordance with GAAP. Moreover, the way the Corporation calculates its tangible common equity, tangible assets, and any other related measures may differ from that of other companies reporting measures with similar names.

 Fourth Quarter 2024  Appendix - Use of Non-GAAP Financial Measures  Basis of Presentation:  Use of Non-GAAP Financial Measures   This presentation contains non-GAAP financial measures. Non-GAAP financial measures are used when management believes that the presentation of these non-GAAP financial measures enhances the ability of analysts and investors to analyze trends in the Corporation’s business and understand the performance of the Corporation. Where non-GAAP financial measures are used, the most comparable GAAP financial measure, as well as the reconciliation of the non-GAAP financial measure to the most comparable GAAP financial measure, can be found in the text or in the attached tables to this earnings presentation. Any analysis of these non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP.   Adjusted Pre-Tax, Pre-Provision Income   Adjusted pre-tax, pre-provision income is a non-GAAP performance metric that management uses and believes that investors may find useful in analyzing underlying performance trends, particularly in times of economic stress, including as a result of natural catastrophes or health epidemies. Adjusted pre-tax, pre-provision income, as defined by management, represents income before income taxes adjusted to exclude the provision for credit losses expense, as well as certain items that management believes are not reflective of core operating performance.

 Fourth Quarter 2024  Appendix - Use of Non-GAAP Financial Measures  Basis of Presentation:  Use of Non-GAAP Financial Measures   This presentation contains non-GAAP financial measures. Non-GAAP financial measures are used when management believes that the presentation of these non-GAAP financial measures enhances the ability of analysts and investors to analyze trends in the Corporation’s business and understand the performance of the Corporation. Where non-GAAP financial measures are used, the most comparable GAAP financial measure, as well as the reconciliation of the non-GAAP financial measure to the most comparable GAAP financial measure, can be found in the text or in the attached tables to this earnings presentation. Any analysis of these non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP.   Adjusted Tangible Common Equity Ratio  Adjusted tangible common equity, which is total common equity less goodwill and other intangibles, after exclusion of net unrealized losses on available-for-sale debt securities recognized as part of accumulated other comprehensive loss, divided by adjusted tangible assets, which are total assets less goodwill and other intangible assets, after exclusion of the net unrealized losses on available-for-  sale debt securities.   Adjusted Tangible Book Value Per Share  Adjusted tangible common equity, which is total common equity less goodwill and other intangibles, after exclusion of net unrealized losses on available-for-sale debt securities recognized as part of accumulated other comprehensive loss, divided by common shares outstanding.  Adjusted Return on Average Common Equity Ratio   Net income divided by adjusted average common equity, which is average total common equity, after exclusion of average net unrealized losses on available-for-sale debt securities recognized as part of accumulated other comprehensive loss.